Schedule 14A Information

Proxy Statement Pursuant to Section 14 (a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant                         [     ]

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[    ]   Preliminary Proxy Statement

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[ X]   Definitive Proxy Statement

[    ]   Definitive Additional Materials

[    ]   Soliciting Materials Pursuant to Rule 14a-12

NorthQuest Capital Fund, Inc.

(Name of Registrant as Specified in its Charter)

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(1)

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(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to

Exchange Act Rule 0-11:

(4)

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(5)

Total Fee Paid:

[    ]   Fee paid previously with preliminary materials.

[    ]   Check Box if any part of the fee is offset as provided by Exchange Act

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          paid previously. Identify the previous filing by registration statement number,

          or the Form or Schedule and the date of its filing.

          [    ]   Amount Previously Paid:

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It is anticipated that definitive materials will be released to security holders on or around May 7, 2019.

NORTHQUEST CAPITAL FUND, INC.

Notice of 2019

Annual Meeting

Of Shareholders

and

Proxy Statement

NORTHQUEST CAPITAL FUND, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                       Date:    Friday, June 14, 2019

                                       Time:    9:00 A.M. (Eastern Time)

                                       Place:   16 Rimwood Lane,

                                                    Colts Neck, NJ 07722

Dear Shareholder:

NOTICE IS HEREBY GIVEN that the Annual Meeting of NorthQuest Capital Fund shareholders will be held at 16 Rimwood Lane, Colts Neck, New Jersey, 07722 on Friday, June 14, 2019 at 9:00 a.m. (Eastern Time) for the following purposes.

1)

To elect four (4) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

2)

To ratify the selection of Sanville & Company, Certified Public Accountants, as the Fund’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2019.

3)

To transact such other business as may properly come before the meeting or any general adjournments thereof.

The Board of Directors has fixed the close of business April 26, 2019 as the record date for determination of the shareholders entitled to notice of and to vote at the meeting.

Your vote is very important.

Please submit your proxy or voting instructions as soon as possible to ensure that your shares will be represented at the Annual Meeting whether or not you expect to attend the Annual Meeting.

Mail To:   NorthQuest Capital Fund

                                                    8000 Town Centre Drive

                                                    Suite 400

                                                    Broadview Heights, OH 44147

By order of the Board of Directors,

By: /s/  Peter J. Lencki

            Peter J. Lencki

    President

Colts Neck, New Jersey

April 26, 2019

PROXY STATEMENT

NORTHQUEST CAPITAL FUND, INC.

16 Rimwood Lane, Colts Neck, NJ 07722

1-800-239-9136/732-842-3465

April 26, 2019

Enclosed herewith is notice of an Annual Meeting of Shareholders of NorthQuest Capital Fund (the “Fund”) and a proxy form solicited by the Board of Directors of the Fund.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The proxy may be revoked at any time before it is exercised either by mail notice to the Fund or through re-submittal at a later date.  Please place your instructions on the enclosed one, then sign, date and return it.  All costs of soliciting this proxy will be borne by your Fund.  You may also vote in person at the meeting that would override all your previously filed proxies.

The Fund has one class of capital stock of the Fund, having equal voting rights. On April 26, 2019, the date of record, there were 253,993.246 shares outstanding, held by 97 shareholder accounts entitled to notice of and to vote at the meeting.  In all matters, each share has one vote per share and fractional shares will have an equivalent fractional vote.

Mutual Shareholder Services, LLC (“MSS”), which provides transfer agent and accounting services to the Fund, will receive and tabulate the vote in connection with the Annual Meeting. MSS will decide the validity of proxies and certify the results.

A quorum must exist to hold an annual meeting.  It requires that more than fifty percent of the outstanding shares are present or represented by proxy.  Abstentions and broker accounts that do not vote are considered as being present with negative votes.  Sixty-seven percent of the votes’ cast or 50% of the outstanding shares, whichever is less, will pass any proposal presented.

PROPOSAL #1: ELECTION OF DIRECTORS

Four (4) nominees listed below have consented to serve as directors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified.  All officers of the Fund are also presented in the following table.

Charles G. Camarata is a private investor. He received a B.S degree in Accounting/Economics and a Master of Business Administration (“M.B.A.”) from Monmouth College in New Jersey.

William S. Foote, Jr. is a private investor with extensive sales experience in the light and heavy-duty outdoor equipment.  He received a B.S. degree in Business Administration and an M.B.A from Monmouth College in New Jersey.

Peter J. Lencki is President of NorthQuest Capital Fund, Inc. and President and owner of Emerald Research Corporation, the Investment Advisor. He also serves as the Fund’s Chairman, Treasurer, and Chief Compliance Officer. Mr. Lencki received a Bachelor of Arts degree in Political Science from Seton Hall University in New Jersey.

George Sikora is a private investor. He served in the U.S. Army and in law enforcement as a police officer in Bayonne, New Jersey.

Interested Directors & Officers

Name, Address* and Age	Position in the Fund	Term of Office Length of Time Served	Principal Occupation Past 5 Yrs	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Peter J. Lencki ** 64	Chairman President Treasurer CEO	1 Year Term 17 Years	Portfolio Manager NorthQuest Capital Fund, Inc. Colts Neck, NJ	One	None

Mary E. Lencki ** 61	Secretary	1 Year Term 17 Years	Registered Nurse Brighton Gardens Assisted Living Middletown, NJ	One	N/A

Independent Directors

Name, Address* and Age	Position in the Fund	Term of Office Length of Time Served	Principal Occupation Past 5 Yrs	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Charles G. Camarata 74	Director	1 Year Term 7 Years	Private Investor	One	None

William S. Foote, Jr. 74	Director	1 Year Term 4 Year	Private investor	One	None
George Sikora	Director	1 Year	Private Investor	One	None
72		Term 3 Year

*     Address for each of the Directors is 16 Rimwood Lane, Colts Neck, NJ  07722.

**   Directors and officers of the Fund are considered “interested persons”, as defined in the Investment   Company Company Act of 1940.  Mary and Peter Lencki are “interested persons” because they are affiliated with the Investment Adviser and also have a “family relationship”.

Shareholders have one vote for each share they own for each of the four directors of their choice.  All proxies returned to the Fund, except those specifically marked to withhold authority will be cast for the nominees listed above.  A majority of the votes cast, when a quorum is present, will elect each director.

BOARD MEETINGS & DIRECTOR DUTIES

Meetings:  There were four Board of Directors meetings in 2018 and three meetings so far in 2019. Our independent Directors met in four executive sessions without management in 2018.

Director Duties:  The Board of Directors select the officers to run the Fund, propose all changes in operating procedures where approval of a majority of the Independent directors is required, pass on the Fund’s auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that Fund Officers are meeting Fund commitments to their shareholders, the U.S. Securities and Exchange Commission, Internal Revenue Service and Blue Sky arrangements with the various states where the Fund offers its shares.

FUND HOLDINGS OF THE OFFICERS AND DIRECTORS

Name	Dollar Range of Equity Securities in the Fund	Dollar Range of Equity Securities in Other Registered Investment Companies Overseen by Director in Family of Investment Companies
Interested Directors & Officers
Peter J. Lencki	$500,001 - $1,000,000	$500,001 - $1,000,000
Mary E. Lencki	$ 10,001 - $ 50,000	$ 10,001 - $ 50,000

Independent Directors
Charles G. Camarata	$ 001 - $ 10,000	$ 001 - $ 10,000
William S. Foote, Jr.	$ 001 - $ 10,000	$ 001 - $ 10,000
George Sikora	$ 10,001 - $ 50,000	$ 10,001 - $ 50,000

REMUNERATION OF DIRECTORS & OFFICERS

The Fund paid a payment of $0 to each of the directors for the fiscal year ended December 31, 2018. Peter Lencki did not receive a director’s fee since he receives benefit from the investment advisory fees payable to Emerald Research Corporation.

Name of Director	Aggregate Compensation from Fund in 2018	Pension Benefits from Fund in 2018	Total Compensation from Fund in 2018
Independent Directors
Charles G. Camarata	$0.00	$0.00	$0.00
William S. Foote, Jr.	$0.00	$0.00	$0.00
George Sikora	$0.00	$0.00	$0.00

Interested Directors
Peter J. Lencki	$0.00	$0.00	$0.00

BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of orders at the most favorable price.  Where consistent with best price and execution, and in light of its limited resources, the Fund will deal with primary market makers in placing over-the-counter portfolio orders.  The Fund places all orders for purchase and sale of its securities through its President who is answerable to the Board of Directors.  The President may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations.  Those services may include economic or industry studies, security analysis & reports, sales literature and statistical services furnished either directly to the Fund or to the Adviser.  No effort is made in any given circumstance to determine the value of these services or the amount they might have reduced Adviser expenses.

                                                                    Other than as set forth above, the Fund has no fixed policy, formula, method or criteria used in allocating brokerage business to brokers furnishing these materials and services.  In its most recently completed year, 2018, the Fund paid $278.68 in brokerage commission. The Board of Directors evaluates and reviews quarterly the reasonableness of brokerage commissions paid.

Investment Advisor: Emerald Research Corporation, 16 Rimwood Lane, Colts Neck, NJ 07722

Litigation: As of the date of this proxy, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

PROPOSAL #2: RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors recommends that you vote for Sanville & Company (“S&C”), Certified Public Accountants, to audit and certify financial statements of the Fund for the year 2019.  S&C performed the Fund’s 2018 audit in a timely, professional and cost-effective manner.

Audit Fees:  The annual audit fees paid to S&C for the years ended December 31, 2017 and December 31, 2018 were as follows:

2017   $8,400            2018   $8,400

All Other Fees:  The Fund paid S&C to prepare the Fund’s tax returns in 2017 and 2018 were as follows:

2017   $1,000            2018   $1,000

Financial Information System Design and Implementation Fees:  None

The Board of Directors has adopted procedures to pre-approve the types of professional services for which the Fund may retain such auditors.  As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of S&C.  Neither S&C nor any of its partners have any direct or material indirect financial interest in the Fund.  S&C will prepare the Fund’s

2018 Federal and State tax returns.  A representative of Sanville & Co. will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting.  Such requests should be directed to the Secretary of the Fund.

      BENEFICIAL OWNERSHIP IN THE FUND

As of the Record Date, the Directors and Officers of the Fund as a group beneficially own 13.68% of the Fund’s outstanding shares. As of the Record Date, shareholders on record who own 5% or more of outstanding shares of the Fund are as follows:

Name	Address	Percentage Beneficial Ownership
Rene A. & Shaun G. Lencki	Vineland, NJ	18.47%

Peter J. Lencki (1)	Colts Neck, NJ	12.95%

Molly M. Lencki	Vineland, NJ	6.38%

Robert A. Lencki	Vineland, NJ	6.30%

John G & Susan Padovano	Colts Neck, NJ	5.12%

(1)

Includes 5,157 shares of NorthQuest Capital Fund held in the Estate of Margaret M. Lencki of which Mr. Peter J. Lencki is the Executor.

SHAREHOLDER PROPOSALS

Your Fund tentatively expects to hold its next annual shareholder meeting in June 2020.  Shareholder proposals may be presented at that meeting provided they are received by the Fund not later than January 4, 2020 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 that sets forth certain requirements.

OTHER MATTERS

The Board of Directors knows of no matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, proxies will be voted in accordance with the view of the Board of Directors.

NORTHQUEST CAPITAL FUND, INC.

*   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *

PROXY - SOLICITED BY THE BOARD OF DIRECTORS

NORTHQUEST CAPITAL FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS

JUNE 14, 2019

The Annual Meeting of NORTHQUEST CAPITAL FUND shareholders will be held on Friday, June 14, 2019 at 16 Rimwood Lane, Colts Neck, NJ at 9:00 a.m. (Eastern Time).  The undersigned hereby appoints the Directors of NorthQuest Capital Fund as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED:   IF NO DIRECTION

     IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE

     PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPER-

     LY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all proposals 1 through 2.

1.

Election of Director Nominees for a term of one year.

Nominees:  01-Charles G. Camarata, 02-William S. Foote, Jr., 03-Peter J. Lencki,

                                04-George Sikora

          Mark “X” For Only One Box

             [    ]   For All Nominees.

             [    ]   Withhold All Nominees.

             [    ]   Withhold Authority To Vote For Any Individual Nominee.

                      Write Number(s) of Nominee(s) Below.

                      Use Number Only:  ____________________

2. Proposal to ratify the selection of Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2019.

                     [    ]   FOR                            [    ]   AGAINST                        [    ]   ABSTAIN

3. To transact such other business as may properly come before the meeting or any general adjournments thereof.

Please review your address and note corrections below.

For joint accounts, both parties should sign.

_________________________                    _____________           [    ] Please “X” here only if you plan

Shareholder's Signature                                Date

to attend the Meeting and vote

                                                                                                                   these shares in person.

_________________________                    _____________

Shareholder’s Signature                                Date

Mail to: NorthQuest Capital Fund / 8000Town Centre Dr. / Suite 400 / Broadview Heights, OH 44147

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